Exhibit 10.20-b



              KeySpan Corporate Annual Incentive Compensation Plan
                 Target Performance Award Level for Fiscal 2005

                                                    Target Performance Award
         Named Executive Officer                     Level for Fiscal 2005
         -----------------------                     ---------------------

         Robert B. Catell                                     100%

         Robert J. Fani                                        75%

         Wallace P. Parker, Jr.                                70%

         Steven L. Zelkowitz                                   70%

         Gerald Luterman                                       70%